SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   March 9, 2012

NEW YORK MORTGAGE TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-32216	47-0934168
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

52 Vanderbilt Avenue, Suite 403
New York, New York  10017
(Address and zip code of
principal executive offices)

Registrant’s telephone number, including area code: (212) 792-0107

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

New York Mortgage Trust, Inc. (the “Company”) today announced that its Chief Executive Officer will be meeting with investors at the 24th Annual Roth Capital Partners Conference in Dana Point, California beginning at 12:00 p.m. Eastern Time on Monday, March 12, 2012.

A copy of the Company's presentation materials will be available on the investor relations section of the Company's web site, www.nymtrust.com, starting on the morning of March 12, 2012.  The information contained on the Company’s website is not incorporated by reference herein.

On March 9, 2012, the Company held a conference call to discuss the matters announced in its earnings release dated March 9, 2012 (the “Earnings Release”), and as set forth in Exhibit 99.1 to the Current Report on Form 8-K filed on March 9, 2012.  A transcript of the conference call is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference (the “Conference Call Transcript”). To the extent any information set forth in the Conference Call Transcript differs from the information set forth in the Earnings Release, you should rely on the information set forth in the Earnings Release.

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits.  The following exhibit is being furnished herewith this Current Report on Form 8-K.

99.1	March 9, 2012 Conference Call Transcript

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEW YORK MORTGAGE TRUST, INC. (Registrant)

Date: March 12, 2012	By:	/s/ Steven R. Mumma
Steven R. Mumma Chief Executive Officer and President